Exhibit 10.04

FIRST AMENDMENT TO
TRADING ADVISORY AGREEMENT

This Amendment (“Amendment”) to the Trading Advisory Agreement (the “Agreement”) dated as of April 3, 1997, by and among JWH GLOBAL TRUST (the “Trust”), CIS INVESTMENTS, INC. (the “Managing Owner”), and JOHN W. HENRY & COMPANY, INC. (the “Advisor”), and agreed to as to Section 4 by Cargill Investor Services, Inc., is made this 29th day of September, 2000.

W I T N E S S E T H:

WHEREAS, the parties hereto entered into the Agreement to set forth the terms and conditions upon which the Advisor renders advisory services in connection with the Trust’s commodity interest trading activities; and

WHEREAS, the parties hereto desire to amend the Agreement to reflect a change in the management and incentive fees paid by the Trust to the Advisor.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto agree as follows:

1.   Amendment.   Section 5 of the Agreement shall be amended as follows:

(a)           in the third line of the first paragraph, “1/3 of 1%” shall be stricken and replaced with “1/6 of 1%”; and

(b)           in the seventh line of the first paragraph, “15%” shall be stricken and replaced with “20%”.

2.   Effective Date.   The effective date of this Amendment shall be October 1, 2000.

3.   Miscellaneous.

(a)           Except as amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

(b)           This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

JWH GLOBAL TRUST

By:	CIS Investments, Inc., its Managing Owner

By:
Name:
Title:

CIS INVESTMENTS, INC.

By:
Name:
Title:

JOHN W. HENRY & COMPANY, INC.

By:
Name:
Title:

Agreed to and Acknowledged by:

CARGILL INVESTOR SERVICES, INC.

By:
Name:
Title:

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